     As filed with the Securities and Exchange Commission on March 22, 2007

                                                     Registration No. __________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. _____   [ ] Post-Effective Amendment No. _____
                        (Check appropriate box or boxes)

                          MAINSTAY VP SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                   51 Madison Avenue, New York, New York 10010
                    (Address of Principal Executive Offices)

                                 (212) 576-7000
                  (Registrant's Area Code and Telephone Number)

                         Marguerite E.H. Morrison, Esq.
                     New York Life Investment Management LLC
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and Address of Agent for Service)

                                 With a copy to:

                             Sander M. Bieber, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no fee is payable herewith because of reliance upon Section 24(f).

                          MAINSTAY VP SERIES FUND, INC.

                      MAINSTAY VP INCOME & GROWTH PORTFOLIO

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 11, 2007

May __, 2007

To Our Policy Owners:

     The Board of Directors of MainStay VP Series Fund, Inc. (the "Fund"), a Maryland Corporation, has called a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY VP INCOME & GROWTH PORTFOLIO (the "Income & Growth Portfolio" or the "Acquired Portfolio"). The Special Meeting is scheduled for 2:00 p.m., Eastern Time, on Wednesday, July 11, 2007, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, N.J. 07054.

     As the owner of a variable annuity contract or a variable life insurance contract (a "Policy") issued by New York Life Insurance and Annuity Corporation, a Delaware corporation ("NYLIAC"), you have the right to instruct NYLIAC how to vote your shares of the Acquired Portfolio at the Special Meeting.

     The Fund, a Maryland corporation, currently consists of 25 series. The accompanying Notice of Special Meeting and Proxy Statement relate solely to the Income & Growth Portfolio.

     At the Special Meeting, shareholders of the Acquired Portfolio will be asked to consider and approve the following proposals:

     1. To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Income & Growth Portfolio by the MainStay VP ICAP Select Equity Portfolio (the "ICAP Select Equity Portfolio" or the "Acquiring Portfolio") (formerly, the MainStay VP Basic Value Portfolio), in exchange for shares of the ICAP Select Equity Portfolio to be distributed to the shareholders of the Income & Growth Portfolio by the ICAP Select Equity Portfolio; and (ii) the subsequent termination of the Income & Growth Portfolio; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     The Board of Directors of the Fund, after careful consideration, unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

     If the proposal is approved by the shareholders, you will become a shareholder of the ICAP Select Equity Portfolio (together with the Acquired Portfolio, the "Portfolios"), on the date that the Reorganization occurs. The Board of Directors believes that shareholders of the Acquired Portfolio would benefit from combining the Portfolios, as described above, because, among other things, the Acquiring Portfolio would have a larger asset base, which may provide greater investment opportunities and economies of scale over the long term.

     As a shareholder of the Acquired Portfolio, you are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of the Portfolios for your evaluation.

     NYLIM, the investment adviser to the Portfolios, notes that this initiative is designed to integrate and streamline certain of the Fund's offerings in an effort to focus on those Portfolios that NYLIM believes offer the best prospects for long-term viability and attractive long-term performance. NYLIM believes that this initiative also will create a stronger, more cohesive family of funds.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the amount of shares of the Acquired Portfolio you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. You may cast your vote by simply completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided or follow the instructions on the voting instruction card for voting by touch-tone telephone or on the Internet. If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-598-2019. It is important that your vote be received by no later than the time of the Special Meeting on Wednesday, July 11, 2007.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ Stephen P. Fisher
                                        ----------------------------------------
                                        Stephen P. Fisher
                                        President
                                        MainStay VP Series Fund, Inc.

                          MAINSTAY VP SERIES FUND, INC.

                      MAINSTAY VP INCOME & GROWTH PORTFOLIO

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 11, 2007

To Our Policy Owners:

     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY VP INCOME & GROWTH PORTFOLIO (the "Income & Growth Portfolio" or the "Acquired Portfolio"), a series of the MainStay VP Series Fund, Inc. (the "Fund"), will be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054, on Wednesday, July 11, 2007, at 2:00 p.m. Eastern Time.

     As the owner of a variable annuity contract or a variable life insurance contract (a "Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC"), you have the right to instruct NYLIAC how to vote your shares of the Acquired Portfolio at the Special Meeting.

     At the Special Meeting, shareholders of the Acquired Portfolio, a series of the Fund, will be asked to consider and approve the following proposals:

     1. To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Income & Growth Portfolio by the MainStay VP ICAP Select Equity Portfolio (the "ICAP Select Equity Portfolio" or the "Acquiring Portfolio") (formerly the MainStay VP Basic Value Portfolio), in exchange for shares of the ICAP Select Equity Portfolio to be distributed to the shareholders of the Income & Growth Portfolio by the ICAP Select Equity Portfolio; and (ii) the subsequent termination of the Income & Growth Portfolio; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     Your attention is directed to the accompanying combined Proxy Statement and Prospectus for further information regarding the Special Meeting and the proposals above. You may vote at the Special Meeting if you are the record owner of shares of the Income & Growth Portfolio as of the close of business on April 13, 2007 (the "Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may cast your vote by simply completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided or follow the instructions on the voting instruction card for voting by touch-tone telephone or on the Internet.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 1-800-598-2019.

                                        By Order of the Board of Directors


                                        /s/ Marguerite E. H. Morrison
                                        ----------------------------------------
                                        Marguerite E. H. Morrison
                                        Secretary

                                        May __, 2007

                                   ----------

                                IMPORTANT NOTICE:

 YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO
   YOUR POLICY. PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING
                               THE ENCLOSED PROXY.

                                   ----------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

FOR EXAMPLE:

REGISTRATION                                   VALID
------------                                   -----
CORPORATE ACCOUNTS
(1)  ABC Corp...............................   ABC Corp. John Doe, Treasurer
(2)  ABC Corp...............................   John Doe
(3)  ABC Corp. c/o John Doe.................   John Doe
(4)  ABC Corp. Profit Sharing Plan..........   John Doe

PARTNERSHIP ACCOUNTS
(1)  The XYZ Partnership....................   Jane B. Smith, Partner
(2)  Smith and Jones, Limited Partnership...   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)  ABC Trust..............................   Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee u/t/d 12/28/78....   Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust
     f/b/o John B. Smith, Jr. UGMA/UTMA.....   John B. Smith, Custodian f/b/o/
                                               John B. Smith Jr., UGMA/UTMA
(2)  Estate of John B. Smith................   John B. Smith, Jr., Executor
                                               Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

     2. VOTE THROUGH THE INTERNET. You may cast your vote by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

     3. VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid return envelope provided.

     4.   VOTE IN PERSON AT THE SPECIAL MEETING.

                           PROXY STATEMENT/PROSPECTUS

                                  MAY __, 2007

                          MAINSTAY VP SERIES FUND, INC.

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (212) 576-7000

                              PROXY STATEMENT FOR:
                      MAINSTAY VP INCOME & GROWTH PORTFOLIO

                                 PROSPECTUS FOR:
                    MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
            (FORMERLY KNOWN AS THE MAINSTAY VP BASIC VALUE PORTFOLIO)

INTRODUCTION

     This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Directors of the MainStay VP Series Fund, Inc. (the "Fund"), a Maryland corporation, on behalf of the MainStay VP Income & Growth Portfolio (the "Income & Growth Portfolio" or, the "Acquired Portfolio"), for a Special Meeting of Shareholders of the Acquired Portfolio ("Special Meeting"). The Special Meeting will be held on Wednesday, July 11, 2007 at 2:00 p.m., Eastern Time, at the offices of New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, N.J. 07054.

     You are receiving this Proxy Statement/Prospectus because you are the owner of a variable annuity policy or variable life insurance policy ("Policy") issued by New York Life Insurance and Annuity Corporation, a Delaware corporation ("NYLIAC"), and some or all of your Policy value is invested in the Portfolio. Although NYLIAC is the record owner of the Portfolio's shares, as an owner of a Policy ("Policy Owner") issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy. However, to make this Proxy Statement/Prospectus easier to read, Policy Owners are described as if they are voting directly on proposals at the Special Meeting, as opposed to directing NYLIAC to vote on such proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement/Prospectus as "shareholders" for ease of reading purposes.

     As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (the "Reorganization") involving the following portfolios, each a series of the Fund:

     1. To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Income & Growth Portfolio by the MainStay VP ICAP Select Equity Portfolio (the "ICAP Select Equity Portfolio" or the "Acquiring Portfolio") (formerly the MainStay VP Basic Value Portfolio), in exchange for shares of the ICAP Select

          Equity Portfolio to be distributed to the shareholders of the Income & Growth Portfolio by the ICAP Select Equity Portfolio; and (ii) the subsequent termination of the Income & Growth Portfolio; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     Because shareholders of the Acquired Portfolio are being asked to approve the Reorganization Agreement that will result in a transaction in which the Income & Growth Portfolio shareholders will hold shares of the ICAP Select Equity Portfolio, this Proxy Statement also serves as a Prospectus for the ICAP Select Equity Portfolio. Each of these Portfolios offers Initial Class shares and Service Class shares (each a "Class"). Holders of a Class of shares of the Acquired Portfolio will receive shares of the same Class of shares of the Acquiring Portfolio, in an amount equal to the value of their Acquired Portfolio shares.

     This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that shareholders of the Acquired Portfolio should know about the Acquiring Portfolio before voting on the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus, dated May __, 2007, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the Portfolios, see the Prospectus and SAI for MainStay VP Series Fund, Inc., dated May 1, 2007, as supplemented from time to time, which also are incorporated herein by reference.

     Each Portfolio also provides periodic reports to its shareholders that highlight certain important information about the Portfolios, including investment results and financial information. The annual report dated December 31, 2006, for the Portfolios is incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, annual report and any subsequently available semi-annual report for each of the Portfolios, without charge, by contacting New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 1-800-528-2019.

     You may copy and review information about each Portfolio (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY..................................................................     1
   The Reorganization....................................................     1
   Board Recommendation..................................................     2
   The Fund (MainStay VP Series Fund, Inc.)..............................     2

COMPARATIVE INFORMATION RELATING TO THE REORGANIZATION...................     2
   Comparison of Investment Objectives, Strategies, Risk Factors and
      Management.........................................................     2
   Comparison of Fees and Expenses.......................................     7
   Example...............................................................     7
   Relative Performance..................................................     8

INFORMATION ABOUT THE REORGANIZATION.....................................     9
   The Reorganization Agreement..........................................     9
   Reasons for the Reorganization........................................    10
   Board Considerations..................................................    10
   Tax Considerations....................................................    11
   Expenses of the Reorganization........................................    11
   Material Differences in the Rights of Portfolio Shareholders..........    12

INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS...........................    12
   The Board of Directors................................................    12
   The Investment Adviser................................................    12
   Subadvisors...........................................................    13
   Portfolio Managers....................................................    14

MORE ABOUT INVESTMENT STRATEGIES AND RISKS...............................    14
   Derivative Securities.................................................    15
   Foreign Securities....................................................    15
   Illiquid and Restricted Securities....................................    15
   Initial Public Offerings..............................................    15
   Investments in Technology Sector......................................    16
   Lending of Portfolio Securities.......................................    16
   Loan Participation Interests..........................................    16
   Mortgage-Related and Asset-Backed Securities..........................    16
   Portfolio Turnover....................................................    17
   Real Estate Investment Trusts ("REITS")...............................    17
   Risk Management Techniques............................................    17
   Temporary Defensive Investments.......................................    17
   When-Issued Securities and Forward Commitments........................    17

PURCHASE AND REDEMPTION OF SHARES........................................    18
   Fair Valuation, Market Timing and Portfolio Holdings Disclosure.......    18

TAXES, DIVIDENDS AND DISTRIBUTIONS.......................................    19
   Taxes.................................................................    19
   Dividends and Distributions...........................................    20

VOTING INFORMATION.......................................................    20
   Voting of Proxies.....................................................    20
   Quorum Requirements...................................................    21

   Votes Necessary to Approve the Proposals..............................    21
   Adjournments..........................................................    22
   Payment of Solitication Expenses......................................    22
   Other Matters to Come Before the Special Meeting......................    22
   Future Shareholder Proposals..........................................    22

OTHER INFORMATION........................................................    23
   Financial Highlights..................................................    23
   Form of Organization..................................................    23
   Distributor...........................................................    23
   Custodian.............................................................    23
   Independent Registered Public Accounting Firm.........................    24
   Shareholder Reports...................................................    24
   Information Requirements..............................................    24
   Beneficial Share Ownership of Officers and Directors..................    24
   Beneficial Share Ownership of Shareholders............................    24
   Capitalization........................................................    25

EXHIBITS
   Form of Agreement and Plan of Reorganization..........................     A
   Financial Highlights of the MainStay VP ICAP Select Equity Portfolio..     B
   Management's Discussion of Portfolio Performance......................     C

                                     SUMMARY

     This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Fund's Prospectus.

THE REORGANIZATION

     At a meeting on March 6, 2007, the Board of Directors, by unanimous vote, approved the Reorganization Agreement. Subject to the approval of the shareholders of the Income & Growth Portfolio, the Reorganization Agreement provides for:

     - the acquisition of all of the assets and the assumption of all of the liabilities of the Income & Growth Portfolio in exchange for shares of beneficial interest of the ICAP Select Equity Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the Income & Growth Portfolio;

     - the distribution of shares of the ICAP Select Equity Portfolio to the shareholders of the Income & Growth Portfolio; and

     -    the complete termination of the Income & Growth Portfolio.

     The Reorganization is subject to approval by the shareholders of the Acquired Portfolio. The Reorganization, if approved by shareholders, is scheduled to be effective upon the close of business on August 17, 2007, or on such later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Initial Class and Service Class shares of the Acquired Portfolio will become the owner of the number of full and fractional shares of the Initial Class and Service Class shares, respectively, of the ICAP Select Equity Portfolio, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Income & Growth Portfolio shares, as of the close of business on the Closing Date. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. See "Information About the Reorganization" below. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other series of the Fund with which you would have been able to exchange prior to the Reorganization, and to receive dividends and other distributions.

     IN CONSIDERING WHETHER TO APPROVE THE REORGANIZATION INVOLVING THE INCOME & GROWTH PORTFOLIO MERGING INTO THE ICAP SELECT EQUITY PORTFOLIO, YOU SHOULD NOTE
THAT:

     - Both Portfolios have similar, although not identical, investment objectives and principal investment strategies, and are both classified in the Morningstar Variable Product Large Value category;

     - Total assets in the Income & Growth Portfolio and the ICAP Select Equity Portfolio as of December 31, 2006 were $113.3 million and $183.5 million, respectively.

     - Historically, the ICAP Select Equity strategy has outperformed the Income & Growth Portfolio. While the Subadvisor to ICAP Select Equity Portfolio was named as subadvisor to ICAP Select Equity Portfolio (formerly, MainStay VP Basic Value Portfolio) in July 2006, that firm has managed a retail mutual fund, similarly named MainStay ICAP Select Equity, utilizing the identical Select Equity strategy since December 31, 1997.

     - Investors are expected to benefit from economies-of-scale with two portfolios merging to create one larger portfolio, resulting in lower total expenses per pro forma calculations.

     Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Income & Growth Portfolio entitled to vote and present in person or by proxy. See "VOTING INFORMATION" below.

BOARD RECOMMENDATIONS

     For the reasons set forth below in "Reasons For the Reorganization," the Directors of the Acquired Portfolio, including all of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended) (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of the shareholders of the Income & Growth Portfolio, and that the interests of the Income & Growth Portfolio's existing shareholders would not be diluted as a result of the Reorganization.

     THE BOARD, THEREFORE, HAS SUBMITTED THE REORGANIZATION AGREEMENT FOR APPROVAL TO YOU, THE SHAREHOLDERS OF THE INCOME & GROWTH PORTFOLIO. BASED ON THE APPROVAL OF THE REORGANIZATION BY A MAJORITY OF THE BOARD, THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

THE FUND (MAINSTAY VP SERIES FUND, INC.)

     This Prospectus describes Initial Class and Service Class shares of the ICAP Select Equity Portfolio offered by the Fund. The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

     Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by NYLIAC and as underlying investments of the Fund's Asset Allocation Portfolios.

     The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts and the Asset Allocation Portfolios. The rights of the Separate Accounts and the Asset Allocation Portfolios as shareholders are different from the rights of a Policy Owner. The rights of a Policy Owner are described in the Policy. The current prospectus for the relevant Policy describes the rights of the Separate Accounts as shareholders and the rights of a Policy Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Policy Owners.

             COMPARATIVE INFORMATION RELATING TO THE REORGANIZATION

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISK FACTORS AND MANAGEMENT

     This section will help you compare the investment objectives, principal investment strategies, risk factors, and management of the Income & Growth Portfolio and the ICAP Select Equity Portfolio. Additional information may be found in the Fund's SAI, which is incorporated herein by reference and available by calling toll-free 1-800-598-2019.

                                              INCOME & GROWTH PORTFOLIO                 ICAP SELECT EQUITY PORTFOLIO
                                              -------------------------                 ----------------------------
INVESTMENT OBJECTIVE                  To seek dividend growth, current income     To seek capital appreciation.
                                      and capital appreciation.

PRINCIPAL INVESTMENT                  The Portfolio's Subadvisor uses             Under normal circumstances, the

                                              INCOME & GROWTH PORTFOLIO                 ICAP SELECT EQUITY PORTFOLIO
                                              -------------------------                 ----------------------------
STRATEGIES AND INVESTMENT PROCESS     quantitative management strategies in       Portfolio invests at least 80% of its
                                      pursuit of the Portfolio's investment       assets in domestic and foreign large
                                      objective. Quantitative management          company stocks. Large company stocks are
                                      combines two investment approaches. The     those with market capitalizations in
                                      first is to rank stocks based on their      excess of $5 billion. The Portfolio
                                      relative attractiveness. The                invests primarily in issuers that are
                                      attractiveness of a stock is determined     characterized as "value" companies.
                                      analytically by using a computer model to   Value companies are those Institutional
                                      combine measures of a stock's value and     Capital LLC ("ICAP"), the Portfolio's
                                      measures of its growth potential.           Subadvisor, believes are underpriced
                                      Examples of valuation measures include      according to certain financial
                                      stock price to book value and stock price   measurement of their intrinsic worth or
                                      to cash flow ratios while examples of       business prospects, such as price to
                                      growth measures include the rate of         earnings or price to book ratios. Equity
                                      growth of a company's earnings and          securities consist of common stocks,
                                      changes in analysts' earnings estimates.    convertible securities and preferred
                                                                                  stocks. The Portfolio may overweight (or
                                      The second step is to use a technique       underweight) certain market sectors,
                                      referred to as portfolio optimization.      which may cause the Portfolio's
                                      Using a computer, the Subadvisor            performance to be more (or less)
                                      constructs a portfolio (i.e., company       sensitive to developments affecting
                                      names and shares held in each) that seeks   those sectors.
                                      the optimal tradeoff between the risk of
                                      the portfolio relative to a benchmark       ICAP uses a team approach with a
                                      (i.e., the S&P 500(R) Index) and the        primarily large-cap value oriented
                                      expected return of the portfolio as         investment style. ICAP's investment
                                      measured by the stock ranking model. With   process involves three key components:
                                      respect to the Portfolio, the portfolio     research, valuation, and identification
                                      optimization includes targeting a           of a catalyst.
                                      dividend yield that exceeds that of the
                                      S&P 500(R) Index.                           Research is key to ICAP's investment
                                                                                  process. ICAP principally employs
                                      The portfolio managers generally sell       internally generated research to
                                      stocks from the funds' portfolios when      evaluate the financial condition and
                                      they believe:                               business prospects of every company it
                                                                                  considers, focusing on those companies
                                      -    a stock becomes too expensive          where a catalyst is about to occur. ICAP
                                           relative to other stock                performs fundamental research, generally
                                           opportunities;                         including communication with the top
                                                                                  management at each of these companies,
                                      -    a stock's risk parameters outweigh     and often the customers, competitors and
                                           its return opportunity;                suppliers of these companies. ICAP uses
                                                                                  its proprietary valuation models to
                                      -    more attractive alternatives are       identify, from a universe of large- and
                                           identified; or                         mid-capitalization companies, those
                                                                                  companies that ICAP believes offer the
                                      -    specific events alter a stock's        best relative values. According to the
                                           prospects.                             models, the stocks of these companies
                                                                                  sell below the price-to-earnings ratio
                                      The portfolio managers do not attempt to    warranted by their prospects. From these
                                      time the market. Instead, under normal      undervalued companies, ICAP then
                                      market conditions, they intend to keep      eliminates from consideration those
                                      the funds essentially fully invested in     stocks that exhibit deteriorating
                                      stocks regardless of the movement of        earnings trends. By investing in
                                      stock prices generally. When the managers   companies with stable-to-improving
                                      believe it is prudent, the funds may        earnings patterns with reasonable
                                      invest a portion of their assets in         valuations, ICAP attempts to lessen
                                      convertible debt securities,                investment risk in the search for
                                      equity-equivalent securities, foreign       superior returns.
                                      securities, short-term securities,
                                      non-leveraged futures contracts and other
                                      similar securities. Futures

                                              INCOME & GROWTH PORTFOLIO                 ICAP SELECT EQUITY PORTFOLIO
                                              -------------------------                 ----------------------------
                                      contracts, a type of derivative security,   ICAP looks beyond traditional measures
                                      can help the funds' cash assets remain      of value to find companies where a
                                      liquid while performing more like stocks.   catalyst for positive change is about to
                                      The funds have a policy governing futures   occur. Specifically, ICAP focuses on
                                      contracts and similar derivative            companies where this catalyst has the
                                      securities to help manage the risk of       potential to produce significant stock
                                      these types of investments. A complete      appreciation relative to the market over
                                      description of the derivatives policy is    12 to 18 months. The catalyst can be
                                      included in the statement of additional     thematic (e.g., global economic
                                      information.                                recovery) or company specific (e.g., a
                                                                                  corporate restructuring or the
                                                                                  introduction of a new product). Before a
                                                                                  security is added to the Portfolio,
                                                                                  ICAP's investment team generally
                                                                                  discusses, evaluates and approves each
                                                                                  recommendation.

                                                                                  The process does not end with the
                                                                                  purchase of a security. ICAP
                                                                                  continuously monitors each security and
                                                                                  evaluates whether to sell a security
                                                                                  when its target price is achieved, the
                                                                                  catalyst becomes inoperative, or another
                                                                                  stock offers greater opportunity for
                                                                                  appreciation.

PRINCIPAL RISKS                       Investment in common stocks and other       Investment in common stocks and other
                                      equity securities is particularly subject   equity securities is particularly
                                      to the risk of changing economic, stock     subject to the risk of changing
                                      market, industry and company conditions     economic, stock market, industry and
                                      which can adversely affect the value of     company conditions which can adversely
                                      the Portfolio's holdings. Although          affect the value of the Portfolio's
                                      current income is an objective for the      holdings.
                                      Portfolio, if the stocks that make up the
                                      S&P 500 Index(R) do not have a high         The principal risk of investing in value
                                      dividend yield, then the Portfolio's        stocks is that the value stocks in which
                                      dividend yield will not be high.            the Portfolio invests may never reach
                                                                                  what the Subadvisor believes is their
                                                                                  full value or that they may go down in
                                                                                  value. In addition, different types of
                                                                                  stocks tend to shift in and out of favor
                                                                                  depending on market and economic
                                                                                  conditions and therefore the Portfolio's
                                                                                  performance may be lower or higher than
                                                                                  that of funds that invest in other types
                                                                                  of equity securities (such as those
                                                                                  emphasizing growth stocks).

                                                                                  In searching for attractive large
                                                                                  company value stocks, the Portfolio may
                                                                                  invest a portion of its assets in
                                                                                  foreign securities, which will be
                                                                                  subject to various risks of loss that
                                                                                  are different from risks of investing in
                                                                                  securities of U.S. based companies.
                                                                                  These include losses due to fluctuating
                                                                                  currency values, less liquid trading
                                                                                  markets, greater price volatility,

                                              INCOME & GROWTH PORTFOLIO                 ICAP SELECT EQUITY PORTFOLIO
                                              -------------------------                 ----------------------------
                                                                                  political and economic instability, less
                                                                                  publicly available information about
                                                                                  issuers, changes in U.S. or foreign tax
                                                                                  or currency laws, and changes in
                                                                                  monetary policy. The risks are likely to
                                                                                  be greater in emerging market countries
                                                                                  than in developed market countries.

                                                                                  The Portfolio, at times, may invest in
                                                                                  derivative securities, such as options
                                                                                  and futures, and in foreign currencies.
                                                                                  It may also sell short, which involves
                                                                                  selling a security it does not own in
                                                                                  anticipation of a decline in the market
                                                                                  price of the security. When employed,
                                                                                  these practices are used primarily to
                                                                                  hedge the Portfolio's investments, but
                                                                                  may be used to increase returns;
                                                                                  however, such practices may reduce
                                                                                  returns or increase volatility.
                                                                                  Derivatives can be illiquid, and a small
                                                                                  investment in certain derivatives could
                                                                                  have a potentially large impact on the
                                                                                  Portfolio's performance.

                                                                                  The Portfolio may purchase securities
                                                                                  that are made available in IPOs (initial
                                                                                  public offerings). The prices of
                                                                                  securities purchased in IPOs can be very
                                                                                  volatile. The effect of IPOs on the
                                                                                  Portfolio's performance depends on a
                                                                                  variety of factors, including the number
                                                                                  of IPOs the Portfolio invests in,
                                                                                  whether and to what extent a security
                                                                                  purchased in an IPO appreciates in
                                                                                  value, and the asset base of the
                                                                                  Portfolio. As a portfolio's asset base
                                                                                  increases, IPOs often have a diminished
                                                                                  effect on such portfolio's performance.

                                                                                  The Portfolio can buy securities with
                                                                                  borrowed money (a form of leverage),
                                                                                  which could have the effect of
                                                                                  magnifying the Portfolio's gains or
                                                                                  losses. Due to its trading strategies,
                                                                                  the Portfolio may experience a portfolio
                                                                                  turnover of over 100%. Portfolio
                                                                                  turnover measures the amount of trading
                                                                                  a Portfolio does during the year.
                                                                                  Portfolios with high turnover rates
                                                                                  (over 100%) often have higher
                                                                                  transaction costs that are paid by the
                                                                                  Portfolio.

                                                                                  The Portfolio typically will hold
                                                                                  between 25 and 30 securities. As a
                                                                                  result, a larger percentage of its
                                                                                  assets may be invested in a particular
                                                                                  issuer or in fewer

                                              INCOME & GROWTH PORTFOLIO                 ICAP SELECT EQUITY PORTFOLIO
                                              -------------------------                 ----------------------------
                                                                                  companies than is typical of other
                                                                                  mutual funds. This may increase
                                                                                  volatility. The Portfolio will be more
                                                                                  susceptible to adverse economic,
                                                                                  political, regulatory or market
                                                                                  developments affecting a single issuer.

AS OF DECEMBER 31, 2006

NET ASSETS                                          $113.3 million                             $183.5 million

NUMBER OF HOLDINGS                                        155                                        27

PORTFOLIO COMPOSITION                             100.0% - Equities                           100.0% - Equities
                                                     0.0% - Cash                                 0.0% - Cash

PRIMARY BENCHMARK                                       S&P 500                       S&P 500/Citigroup Value Index(1)

SECONDARY BENCHMARK                                       --                                 S&P 500(R) Index(2)

% OF AUM IN TOP 10 HOLDINGS                             34.14%                                     50.26%

Top 10 Holdings                       ExonMobil Corporation                5.42%  General Electric Company            5.77%
                                      IBM                                  4.86%  Novartis AG ADR                     5.62%
                                      Citigroup, Inc.                      4.70%  McDonald's Corporation              5.07%
                                      Bank of America Corporation          3.42%  St. Paul Travelers Companies, Inc.  4.89%
                                      Morgan Stanley                       3.42%  American International Group        4.87%
                                      Chevron Corporation                  2.63%  Citigroup, Inc.                     4.86%
                                      Washington Mutual, Inc.              2.57%  J.P. Morgan Chase & Co.             4.85%
                                      Pfizer Inc.                          2.44%  Bank of America Corporation         4.83%
                                      Merck & Co.,  Inc.                   2.72%  Altria Group, Inc.                  4.76%
                                      Hewlett-Packard Company              2.42%  Dominion Resources, Inc.            4.71%
                                      Goldman Sachs Group, Inc.            2.26%

Portfolio Turnover Rate                                   68%                                      130%(3)

INVESTMENT MANAGER                                       NYLIM                                      NYLIM

SUBADVISOR                                    American Century Investment                 Institutional Capital LLC
                                                   Management, Inc.

PORTFOLIO MANAGER(S)                      Kurt Borgwardt, Lynette Pang, John        Robert H. Lyon and Jerrold K. Senser
                                              Schniedwind and Zili Zhang

(1) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500 /Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(3) Portfolio Turnover provided is for the MainStay ICAP Select Equity Fund, a series of The MainStay Funds. ICAP became subadvisor to VP ICAP Select Equity Portfolio in July 2006. Prior to that, The Dreyfus Corporation was subadvisor to the Portfolio, formerly the MainStay VP Basic Value Portfolio. Shareholders of the Acquiring Portfolio can expect a similar portfolio turnover rate as a result of the transition to the ICAP Select Equity strategy.

     As the above chart illustrates, the Portfolios invest in substantially similar types of securities (i.e., large -cap value oriented stocks). Both the Income & Growth and ICAP Select Equity Portfolios are categorized in the U.S. Large Value peer category by Morningstar, Inc. While the investment objective of both Portfolios is to seek capital appreciation, Income & Growth Portfolio's investment objective also seeks dividend growth and current income. In pursuing these additional objectives, the Income & Growth Portfolio targets a dividend yield that exceeds that of the S&P 500(R) Index. However, if the stocks that make up the S&P 500 Index(R) do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

     An additional difference in the portfolios is the concentrated nature of ICAP Select Equity, which generally holds between 25 and 30 securities. Portfolio concentration may increase volatility and make the portfolio more susceptible to changes in market conditions. Additionally, portfolio concentration may result in a higher portfolio turnover rate.

COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Portfolios. Expenses of the Portfolios are based upon the operating expenses for the period ended December 31, 2006. Pro forma fees combined show estimated fees of ICAP Select Equity Portfolio after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect expenses and charges that are, or may be, imposed under the Policy. For information on these charges, please refer to the applicable prospectus, prospectus summary, or disclosure statement of the Policy.

      ANNUAL PORTFOLIO
     OPERATING EXPENSES                                                                   ICAP SELECT
(EXPENSES THAT ARE DEDUCTED                                     ICAP SELECT            EQUITY PORTFOLIO
   FROM PORTFOLIO ASSETS)      INCOME & GROWTH PORTFOLIO     EQUITY PORTFOLIO         PRO FORMA COMBINED
----------------------------   -------------------------   --------------------      --------------------
Advisory Fees                   Initial Class   0.50%(1)   Initial Class   0.60%(2)  Initial Class   0.55%(2)
                                Service Class   0.50%(1)   Service Class   0.60%(2)  Service Class   0.55%(2)

Distribution (12b-1) Fees(3)    Initial Class   None       Initial Class   None      Initial Class   None
                                Service Class   0.25%      Service Class   0.25%     Service Class   0.25%

Other Expenses(4)               Initial Class   0.32%      Initial Class   0.33%     Initial Class   0.26%
                                Service Class   0.32%      Service Class   0.33%     Service Class   0.26%

Total Annual Portfolio          Initial Class   0.82%      Initial Class   0.93%     Initial Class   0.86%
Operating Expenses              Service Class   1.07%      Service Class   1.18%     Service Class   1.11%

(1) The advisory fee for the Income & Growth Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $100 million, 0.45% on assets from $100 million to $200 million, and 0.40% on assets in excess of $200 million.

(2) The advisory fee for the ICAP Select Equity Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. With NYLIM's voluntary waiver in effect for the fiscal period ended December 31, 2006, the Advisory Fee was 0.___% and Total Annual Portfolio Operating Expenses were 0.___% for Initial Class shares and 0.___% for Service Class shares. This waiver may be discontinued at any time without notice.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Portfolios, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(4)  Other Expenses include an Administration Fee of 0.20%.

EXAMPLE

The following examples are intended to help you compare the costs of investing in each Portfolio and the combined Portfolio with the cost of investing in other mutual Portfolios. The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated and reflects what you would pay at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown (not including Policy fees or sales charges).

PORTFOLIO AND CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------            ------   -------   -------   --------
INCOME & GROWTH PORTFOLIO
   Initial Class                $ 84      $262      $455     $1,014
   Service Class                $109      $340      $590     $1,306

ICAP SELECT EQUITY PORTFOLIO
   Initial Class                $ 90      $281      $488     $1,084
   Service Class                $115      $359      $622     $1,375

ICAP SELECT EQUITY PORTFOLIO
   PRO FORMA COMBINED(1)
   Initial Class                $___      $___      $___     $_____
   Service Class                $___      $___      $___     $_____

----------
(1) Assuming the reorganization of the Income & Growth Portfolio into the ICAP Select Equity Portfolio.

RELATIVE PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


ICAP SELECT EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%

                      AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06
                                                                                 SINCE
                                                                         5     INCEPTION
                                                              1 YEAR   YEARS    5/1/98
ICAP Select Equity Portfolio --
  Initial Class                                               19.31%   6.70%     5.14%
  Service Class(1)                                            19.00%   6.44%     4.88%
S&P 500(R) Index(2)                                           15.79%   6.19%     4.48%
S&P 500/Citigroup Value Index(3)                              20.80%   9.06%     5.98%

(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. You cannot invest directly in an index.

[BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37
05                                                                                5.44
06                                                                               19.31

                   Annual total returns (12/31)-Initial Class

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the proposed transactions may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as Exhibit A.

     The Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Acquired Portfolio. The Acquired Portfolio would then distribute to its shareholders the portion of the shares of the Acquiring Portfolio to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Acquired Portfolio would be terminated.

     Until the Closing Date, shareholders of the Income & Growth Portfolio will continue to be able to redeem or exchange their shares. Redemption or exchange requests received after the Closing Date will be treated as requests received by the ICAP Select Equity Portfolio for the redemption or exchange of its shares.

     The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Income & Growth Portfolio. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transaction contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

     To strengthen the MainStay VP family of portfolios, NYLIM has proposed the consolidation of the Portfolios that it believes have similar, although not identical, investment objectives and compatible investment strategies in that both invest in large-cap value companies. The Reorganization is designed to reduce the substantial overlap in Portfolios offered in the Fund, thereby eliminating inefficiencies and confusion about overlapping funds. NYLIM also believes that the Reorganization may benefit Portfolio shareholders by resulting in a surviving portfolio with a greater asset base. This is expected to provide greater investment opportunities for the surviving portfolio and the potential to take larger portfolio positions, as well as lower total annual portfolio operating expenses through economies of scale.

     The proposed merger will reorganize a Portfolio currently subadvised by a non-affiliated subadvisor into a portfolio subadvised by a NYLIM-affiliated subadvisor. If approved by shareholders, NYLIM and its affiliate would receive a greater share of advisory fees payable by the combined Portfolios than they otherwise would have received if the Portfolios remained separate. In reviewing the proposed merger, NYLIM objectively considered multiple factors including portfolio assets, expenses, historic net flows and performance in developing our proposal to the Board of Directors of the Fund.

BOARD CONSIDERATIONS

     The proposed Reorganization was presented to the Board of Directors of the Fund for consideration at a meeting held on March 6, 2007. At that meeting, the Board recommended the proposed transactions, and in so doing, considered a number of factors, including the following:

     -    the plans of management to reduce overlap portfolios in the Fund;

     - the potential benefits of the transaction to shareholders of both Portfolios, including the anticipated realization of lower total annual portfolio operating expenses;

     - the relative investment performance of the Acquiring Portfolio and of another portfolio advised by the same investment adviser as compared to the Acquired Portfolio;

     - expense ratios and information regarding fees and expenses of the Acquiring Portfolio and the Acquired Portfolio;

     -    the relative size of the Acquiring Portfolio and the Acquired
          Portfolio;

     - whether the Reorganization would dilute the interests of either Portfolio's current shareholders;

     - the similarity and compatibility of the investment objectives, strategies, policies, and risks of the Acquiring Portfolio in the Reorganization with those of the Acquired Portfolio;

     - the fees or expenses that will be borne directly or indirectly by the Portfolios in connection with the merger; and

     - the federal tax consequences of the Reorganization to the Acquired Portfolio and its shareholders, including that the Reorganization has been structured to qualify as a federal tax-free transaction.

     In reaching its conclusion to approve the Reorganization, the Board of Directors considered the fact that the proposal was intended to reduce overlap among the Portfolios in that both Portfolios primarily invest in large cap value companies. While the Board noted that the historical returns of the Income & Growth Portfolio versus the ICAP Select Equity Portfolio were better or worse over various periods, the Board noted that most of the returns of the ICAP Select Equity Portfolio reflected the performance of a prior manager and not ICAP. The Board further noted that the historical returns of ICAP's retail fund managed using the same the ICAP Select Equity strategy used to manage the Acquiring Portfolio compared, on a gross basis, very favorably against the Income & Growth Portfolio over the shorter and longer periods. The Board considered the likelihood that shareholders of both Portfolios would benefit from the proposed Reorganization through lower total annual Portfolio operating expenses, although they took note of the fact that the Income and Growth Portfolio's shareholders were likely to benefit, in the near term, only after application of a 5 basis point contractual waiver of the ICAP Select Equity Portfolio's advisory fee. The Board also considered the fact that the Reorganization is intended to be completed on a tax-free basis under the federal tax laws and no shareholder should, therefore, realize a taxable gain or loss as a result of the Reorganization.

     The Board also considered the future potential benefits to the Manager, including the anticipated reduction of its costs to administer the Acquiring Portfolio if the Reorganization is approved, as well as the financial benefit to the Manager and its affiliates if the Reorganization is consummated and the net asset value of the Acquiring Portfolio is increased.

     On the basis of the above, the Directors, including all of the Independent Directors, determined that the interests of the shareholders of the Portfolios will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund and each of the Portfolios.

TAX CONSIDERATIONS

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Acquired Portfolio nor its shareholders, nor the Acquiring Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transaction contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and representations made by the Portfolios.

     Immediately prior to the Reorganization, the Acquired Portfolio, to the extent necessary, will pay a dividend or dividends which, together with all previous dividends, is intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward).

EXPENSES OF THE REORGANIZATION

     Fifty percent of the expenses relating to the Reorganization will be borne by NYLIM and the remaining 50% of the expenses will be allocated between the Acquired Portfolio and the Acquiring Portfolio in proportion to their relative net asset values. In addition, the Portfolios may incur brokerage fees and expenses in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparing, printing and distributing this Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, and expenses of holding a shareholders meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     It has been determined that since the portfolios are in the same business, to the extent that the Acquiring Portfolio may hold 1/3 of the assets of the Acquired Portfolio consistent with the Acquiring Portfolio's investment objective, policies, strategies and restrictions, then the Acquiring Portfolio would not be required to continue to hold onto the Acquired Portfolio's assets.

     In any case, it is anticipated that certain portfolio holdings of the Acquired Portfolio may be liquidated in connection with the Reorganization or after completion of the Reorganization as part of the rationalization of the Acquiring Portfolio's post-Reorganization portfolio. The commission rates per share associated with liquidation of such a percentage of the Acquired Portfolio's portfolio as of December 31, 2006 are estimated to be $______. Such brokerage transactions may negatively affect performance.

MATERIAL DIFFERENCES IN THE RIGHTS OF PORTFOLIO SHAREHOLDERS

     Each Portfolio is organized as a series of a Maryland corporation and is governed by the same Articles of Incorporation and Bylaws. As such, there are no material differences in the rights of either Portfolio's shareholders.

     Shares of all of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by NYLIAC, and as underlying investments of the Fund's Asset Allocation Portfolios.

     The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

                 INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIOS

THE BOARD OF DIRECTORS

     The Fund's Directors oversee the actions of the Manager and Subadvisors and decide on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

THE INVESTMENT ADVISER

     NYLIM, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each of the Portfolios involved in the Reorganization. NYLIM was formed as an independently managed, indirect, wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2006, NYLIM and its affiliates managed approximately [$200+] billion in assets.

     In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to Investment Advisory Agreements with regard to the Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM retains Subadvisors for each Portfolio subject to this Proxy Statement/Prospectus, as described below.

     NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided to the Portfolios pursuant to separate Administration Agreements.

     A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the period from January 1, 2006 to December 31, 2006.

     NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources that are not expected to exceed 0.25% (exclusive of 12b-1 Fees) of the value of Portfolio assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.

     Where NYLIM has retained the services of a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, Subadvisors are paid a monthly fee by NYLIM, not the Portfolios.

     The Fund and the Manager have applied for and obtained an exemptive order from the SEC that permits the Manager greater flexibility than is currently provided by the Investment Company Act to retain investment subadvisors and modify investment subadvisory arrangements. Under the exemptive order, the Manager will continue to provide or oversee the provision of portfolio management services to the Fund and the Portfolios by one or more investment subadvisors, but would have the additional flexibility to retain investment subadvisors and materially modify investment subadvisory agreements without shareholder approval, as is currently required by the 1940 Act. This authority will be subject to certain conditions, including the requirement that the Board must approve any new agreement or amend agreements with an investment adviser.

SUBADVISORS

     Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

     Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

     Institutional Capital LLC, 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, is the Subadvisor to the ICAP Select Equity Portfolio. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, a subsidiary of New York Life Insurance Company and an affiliate of NYLIM. As of December 31, 2006, ICAP managed over $18.2 billion in assets.

     American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, is the Subadvisor to the Income & Growth Portfolio. As of December 31, 2006, American Century managed over $103.23 billion in assets.

     Advisory and subadvisory fees are paid to NYLIM as investment adviser, and ICAP and American Century as subadvisors to the Portfolios, as applicable, at the following rates as a percentage of the applicable Portfolio's average daily net assets:

                                            EFFECTIVE FEE RATE
                               INVESTMENT   PAID TO INVESTMENT
PORTFOLIO                        MANAGER          MANAGER           SUBADVISOR      FEE RECEIVED BY SUBADVISOR
---------                      ----------   ------------------   ----------------   --------------------------
ICAP Select Equity Portfolio   NYLIM               0.55%         ICAP               0.45% on assets up to $250
                                                                                    million; 0.40% on assets
                                                                                    over $250 million.

Income & Growth Portfolio      NYLIM               0.50%         American Century   0.40% on assets up to $100
                                                                                    million, 0.35% on assets
                                                                                    from $100 million to $200
                                                                                    million, 0.30% on assets
                                                                                    over $200 million.

PORTFOLIO MANAGERS

     NYLIM and the Subadvisor uses a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below. Additional information regarding the portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.

ICAP SELECT EQUITY PORTFOLIO - Robert H. Lyon and Jerrold K. Senser

Robert H. Lyon - Mr. Lyon is chief investment officer. He joined ICAP in 1976 as a securities analyst. Before 1976, he worked at the First National Bank of Chicago as a strategist and economist. In 1981, Mr. Lyon joined Fred Alger Management in New York, as an investment analyst and executive vice president. In 1988, he returned to ICAP and initially served as director of research before becoming the president and chief investment officer of the senior investment committee in 1992. He earned a BA in economics from Northwestern University and an MBA from the Wharton School of Finance.

Jerrold K. Senser, CFA - Mr. Senser is co-chief investment officer and a member of the senior investment committee. He is responsible for economic analysis and portfolio strategy. Before joining ICAP in 1986, Mr. Senser was an economist at Stein Roe & Farnham. Mr. Senser earned a BA in economics from the University of Michigan and an MBA from the University of Chicago.

INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, Lynette Pang, John Schniedwind and Zili Zhang

Kurt Borgwardt, CFA - Mr. Borgwardt has managed the Income & Growth Portfolio since its inception. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He is a CFA charterholder.

Lynette Pang, CFA - Ms. Pang joined American Century in 1997 and became a portfolio manager in February 2006. She has a bachelor's degree from the University of California, Davis, and is a CFA charterholder.

John Schniedwind, CFA - Mr. Schniedwind has managed the Income & Growth Portfolio since its inception. Mr. Schniedwind, Chief Investment Officer - Quantitative Equity, joined American Century in 1982. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

Zili Zhang - Mr. Zhang, Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in January 1997 as a research analyst. He became a portfolio manager in 2002. He also manages the quantitative research team. He has a bachelor's degree in physics from the University of Science and Technology of China and a Ph.D in theoretical physics from the University of Texas at Austin.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

     Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the SAI.

DERIVATIVE SECURITIES

     The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the amount of its initial investment.

     In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments, or forcing the Portfolio Manager to replace the investment with one of lower yield.

FOREIGN SECURITIES

     Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

     Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

     Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

ILLIQUID AND RESTRICTED SECURITIES

     A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

     Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.

INVESTMENTS IN TECHNOLOGY SECTOR

     Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES

     Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Portfolios might not be able to recover the securities or their value. In determining whether to lend securities, the Manager or Subadvisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

     Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations that a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

     The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

     Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

PORTFOLIO TURNOVER

     Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section of the Portfolio's prospectus. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

     Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

     These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

TEMPORARY DEFENSIVE INVESTMENTS

     In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.

                        PURCHASE AND REDEMPTION OF SHARES

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

     Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

     Each Portfolio of the Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. The value of a Portfolio's investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager or Subadvisor, in consultation with the Subadvisor, deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

     The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

     The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges

     The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders.

     The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term shareholders of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

     Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the contract holders in separate accounts maintained by NYLIAC is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual contract holder transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Contract holders should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.

     While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXES

     Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

     In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

     Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements. As noted earlier, immediately prior to the Reorganization, the Acquired Portfolio, to the extent necessary, will pay a dividend or dividends intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward).

                               VOTING INFORMATION

     This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Portfolios on or about May 15, 2007. Only shareholders of record as of the close of business on the Record Date, April 13, 2007, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

     VOTING OF PROXIES. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. You may also vote your shares through telephone touch-tone voting or Internet voting. These options require you to input a control number, which is located on each proxy card. After inputting these numbers, you will be prompted to provide your vote on the Proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating your telephone call or Internet connection.

     Timely and properly completed and submitted proxies will be voted as instructed by Policy Owners. A Policy Owner who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Fund written notice of the revocation, (2) delivering to the Fund a proxy with a later date, or (3) voting in person at the Special Meeting.

     In the event a Policy Owner signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the Proposal.

     QUORUM REQUIREMENTS. A quorum of shareholders (i.e. NYLIAC, as the record owner of the Portfolios' shares) is necessary to hold a valid meeting and to consider the Proposal. The holders of a majority of the outstanding shares on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum.

     VOTES NECESSARY TO APPROVE THE PROPOSAL. Approval of the Proposal requires an affirmative vote of a majority of the outstanding voting securities of the Acquired Portfolio, which the 1940 Act defines to mean the lesser of: (1) 67% or more of the shares of the Acquired Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Acquired Portfolio are present; or (2) more than 50% of the outstanding shares of the Acquired Portfolio. NYLIAC, as the holder of record of all shares of the Portfolio, is required to "pass through" to its Policy Owners the right to vote shares of that Portfolio. The Fund expects that NYLIAC will vote 100% of the shares of the Acquired Portfolio held by its respective separate accounts. NYLIAC will vote shares of the Acquired Portfolio for which no instructions have been received or for which it is not otherwise entitled to vote in its discretion in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. Abstentions will have the effect of a negative vote on the Proposal. Properly executed but unmarked voting instructions from Policy Owners will be voted in favor of the Proposal. The Fund may adjourn the Special Meeting to the extent permitted by law, if necessary, to permit NYLIAC to obtain additional voting instructions from Policy Owners.

     NYLIM and/or its affiliates have the discretion to vote some of the Acquired Portfolio's shares on this proposal. The Fund has been advised by NYLIM that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

     All outstanding shares of the Acquired Portfolio and the Acquiring Portfolio are owned of record, in the aggregate, by VUL Separate Account I, CSVUL Separate Account I, NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, and NYLIAC Variable Annuity Separate Account III. As of the Record Date, there were _____________ shares outstanding of the Acquired Portfolio and _______________ of the Acquiring Portfolio. Policy Owners, as of the Record Date, are entitled to one vote for each full share held and fractional votes for fractional shares held through their Policy. As of the Record Date, the chart below reflects the total number of shares outstanding, the number of shares of beneficial interest and the percentage of the total outstanding shares of the Portfolios owned by each shareholder.

                                               INCOME & GROWTH PORTFOLIO
                                               -------------------------
              Separate Account*                  Shares   Percentage %
              -----------------                --------   ------------
VUL Separate Account I
CSVUL Separate Account I
NYLIAC Variable Annuity Separate Account I
NYLIAC Variable Annuity Separate Account II

NYLIAC Variable Annuity Separate Account III
   TOTAL OUTSTANDING                                            100

* The address for each separate account is 51 Madison Avenue, New York, New York 10010.

     ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that have been voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

     PAYMENT OF SOLICITATION EXPENSES. Fifty percent of the expenses relating to the Reorganization will be borne by NYLIM and the remaining 50% of the expenses will be allocated between the Acquired Portfolio and the Acquiring Portfolio in proportion to their relative net asset values. In addition, the Portfolios may incur brokerage fees and expenses in connection with the Reorganization. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM and the Portfolios and are estimated to be between [$20,000 and $30,000].

     The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholder's meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     The Fund (and thus shareholders of the Portfolios) may incur additional expenses as a result of this proxy solicitation. Proxies will be solicited via regular mail and also may be solicited via telephone e-mail, or other personal contact by personnel of NYLIM, the Fund, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

     OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Acquired Portfolio does not know of any matters to be presented at the Special Meeting other than that described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the Portfolios' intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     FUTURE SHAREHOLDER PROPOSALS. A Policy Owner may request inclusion in the Fund's Proxy Statement and proxy card for shareholder meetings certain proposals for action which the Policy Owner intends to introduce at such meeting. Any Policy Owner proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Policy Owners. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Fund, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

                                OTHER INFORMATION

FINANCIAL HIGHLIGHTS

     The fiscal year end of the Portfolios is December 31.

     The financial highlights of the ICAP Select Equity Portfolio that are contained in Exhibit B have been derived from financial statements audited by [PricewaterhouseCoopers LLP], the Portfolios' independent registered public accounting firm.

     Discussions regarding "Management's Discussion of Portfolio Performance for ICAP Select Equity Portfolio are contained in Exhibit C of this Proxy Statement/Prospectus.

FORM OF ORGANIZATION

     The Portfolios are diversified series of the Fund, an open-end management investment company organized as a Maryland corporation. The Fund is governed by a Board of Directors consisting of 8 members. For more information on the history of the Portfolios, please see the Fund's Statement of Additional Information.

DISTRIBUTOR

     NYLIFE Distributors LLC ("NYLIFE Distributors"), whose address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the distributor for the Portfolios.

     Service Class shares for each Portfolio are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which each Portfolio pays NYLIFE Distributors, for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Portfolios. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with the Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

     Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that is allocated to the Portfolios of the Fund.

CUSTODIAN

     Pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116, serves as the Custodian for each Portfolio's assets. IBT also provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. IBT also holds the Portfolios' foreign assets. For providing these services, IBT is compensated by NYLIM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent registered public accounting firm of the Fund. PWC is responsible for auditing the annual financial statements of the Portfolios. Representatives of PWC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SHAREHOLDER REPORTS

     The Fund will furnish, without charge, to any Policy Owner, upon request, a printed version of the Portfolio's most recent annual report (and the most recent semi-annual report succeeding the annual report). Such requests may be directed to the Fund by writing New York Life Insurance and Annuity Corporation,
Attn: Mainstay VP Series Fund, Inc. (MainStay VP ICAP Select Equity Portfolio), 51 Madison Avenue, Room 452, New York, New York 10010, or by calling toll-free 1-800-598-2019. The financial statements included in the Portfolio's most recent annual report (and the most recent semi-annual report succeeding the annual report) are incorporated by reference in this Proxy Statement.

INFORMATION REQUIREMENTS

     Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolios can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at HTTP://WWW.SEC.GOV), which contains other information about the Portfolios.

BENEFICIAL SHARE OWNERSHIP OF DIRECTORS AND OFFICERS

     As of [the Record Date], the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Acquired or Acquiring Portfolios.

BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS

     As of [the Record Date], the shareholders identified below were known by the Acquired Portfolio and the Acquiring Portfolio to beneficially own 5% or more of the outstanding interest of a class of either Portfolio:

                                                 Amount of
                           Name and             Beneficial    Percent
Title of Class   Address* of Beneficial Owner    Ownership   of Class
--------------   ----------------------------   ----------   --------
Initial Class       VUL Separate Account I
                        NYLIAC Variable
                  Annuity Separate Account II
                        NYLIAC Variable
                 Annuity Separate Account III

                        NYLIAC Variable
Service Class    Annuity Separate Account III
                        NYLIAC Variable
                  Annuity Separate Account IV

As of the [Record Date], NYLIAC was not aware of any Policy Owner that beneficially owned more than 55 of a class of shares of either Portfolio.

CAPITALIZATION

     The following tables show the capitalization of the Acquired Portfolio and the Acquiring Portfolio as of December 31, 2006, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

                                     AS OF DECEMBER 31, 2006
                            ----------------------------------------
                              INCOME    ICAP SELECT      PRO FORMA
                             & GROWTH      EQUITY     COMBINED AFTER
                            PORTFOLIO    PORTFOLIO    REORGANIZATION
                            ---------   -----------   --------------
NET ASSETS
Initial Class............   $________   $__________    $___________
Service Class............   $________   $__________    $___________
TOTAL....................   $________   $__________    $___________

NET ASSET VALUE PER SHARE
Initial Class............   $________   $__________    $___________
Service Class............   $________   $__________    $___________
TOTAL....................   $________   $__________    $___________

SHARES OUTSTANDING
Initial Class............    ________    __________     ___________
Service Class............    ________    __________     ___________
TOTAL....................    ________    __________     ___________

                                    EXHIBIT A

                          MAINSTAY VP SERIES FUND, INC.
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is adopted as of this _____ day of __________, 2007, by MainStay VP Series Fund, Inc., a Maryland corporation (the "Company"), on behalf of MainStay VP Income & Growth Portfolio ("Acquired Portfolio") and MainStay VP ICAP Select Equity Portfolio ("Acquiring Portfolio"), each a separate series of the Company.

WHEREAS, the Company is an open-end, management investment company registered pursuant to the Investment Company Act of 1940 ("1940 Act").

WHEREAS, the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation described in Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code").

WHEREAS, the contemplated reorganization and liquidation will consist of the (1) transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for shares of the Initial Class and Service Class of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), (2) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, and (3) the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein (the "Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Directors of the Company (the "Board of Directors") have determined, with respect to the Acquiring Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors has determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares, and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of the Acquiring Portfolio and the Acquired Portfolio separately, hereby covenants and agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ACQUIRED PORTFOLIO LIABILITIES, AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefore: (i) to deliver to the Acquired Portfolio the number of full and fractional Initial Class and Service Class Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3. The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will (i) distribute to the Acquired Portfolio's shareholders of record with respect to Initial Class and Service Class shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio Shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio shareholders ("Acquired Portfolio Shareholders") of the same class. The aggregate net asset value of the Acquiring Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding Acquired Portfolio Shares will simultaneously be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with the Reorganization.

     1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's current prospectus.

     1.6. Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the Acquired Portfolio's responsibility up to and including the Closing Date.

2.   VALUATION

     2.1. The value of the Assets shall be determined after the declaration of any dividends on the Closing Date as of the time for determining the Acquired Portfolio's net asset value per share as disclosed in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio using valuation procedures established by the Company's Board of Directors (such time and date being hereinafter called the "Valuation Date").

     2.2. The net asset value of an Acquiring Portfolio Share shall be the net asset value per share computed as of the time for determining the Acquiring Portfolio's net asset value per share on the Closing Date in the manner disclosed in the Acquiring Portfolio's then-current prospectus and statement of additional information using valuation procedures established by the Company's Board of Directors.

     2.3. The number of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's assets shall be determined with respect to each class by dividing the value of the net assets attributable to each class of shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same class, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquired Portfolio's designated administrator and shall be subject to review by the designated valuation committee and by each Portfolio's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be August 17, 2007, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The "close of business" on the Closing Date shall be as of the closing time of the New York Stock Exchange ("NYSE") (usually 5:00 p.m., Eastern Time). The Closing shall be held at the offices of the Company or at such other time and/or place as the parties may agree.

     3.2. The Acquired Portfolio shall direct Investors Bank and Trust Company, as custodian for the Acquired Portfolio (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Portfolio have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Acquired Portfolio's Assets are deposited, the Acquired Portfolio's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Portfolio shall direct New York Life Insurance and Annuity Company, in its capacity as transfer agent for the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing.

     3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors, an accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been fully disclosed to the Acquiring Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

          (a) The Acquired Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power to own all of its properties and assets and to carry on its business as contemplated by this Agreement.

          (b) The Company is an open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933 ("1933 Act"), is in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as may be required under the state and federal securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.

          (d) Except as otherwise disclosed to and accepted by the Company, on behalf of the Acquiring Portfolio, the current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Closing Date, the Company, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio.

          (f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Portfolio, is a party or by which it is bound.

          (g) All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date.

          (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio dated December 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent auditors, and are in accordance with generally accepted accounting principles in the United States ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

          (j) Since December 31, 2006, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change.

          (k) On the Closing Date, all federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of
Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder.

          (m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Company and will have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of NLLIAC, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Portfolio Shares, nor is there outstanding any security convertible into any of the Acquired Portfolio shares.

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors, on behalf of the Acquired Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (o) The information to be furnished by the Acquired Portfolio for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

          (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement on Form N-14 ("Registration Statement") and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been fully disclosed to the Acquired Portfolio in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

          (a) The Acquiring Portfolio is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as contemplated by this Agreement.

          (b) The Company is a registered open-end investment company and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquired Portfolio under the 1933 Act, is in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as may be required under the state and federal securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.

          (d) Except as otherwise disclosed to and accepted by the Company, on behalf of the Acquired Portfolio, the current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Closing Date, the Company, on behalf of the Acquiring Portfolio, will have good and marketable title to the Acquiring Portfolio's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing.

          (f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Portfolio, is a party or by which it is bound.

          (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio's financial condition or the conduct of the Acquiring Portfolio's business. The Company, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent auditors, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

          (i) Since December 31, 2006, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph
(i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change.

          (j) On the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulation section 1.817-5 thereunder.

          (l) All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Company and will have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares.

          (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors, on behalf of the Acquiring

Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be legally issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Company.

          (o) The information to be furnished by the Company for use in the registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

          (p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Portfolio and the Acquiring Portfolio Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein and on the on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

     5.1. The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

     5.8. The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. The Company, on behalf of the Acquired Portfolio, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) the Company's, on behalf of the Acquiring Portfolio, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

     5.11. The Acquiring Portfolio shall not change its Articles of Incorporation, prospectus or statement of additional information prior to Closing so as to restrict permitted investments for the Acquiring Portfolio prior to the Closing, except as required by the Commission.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of the Company, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Company, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

     6.2. The Company, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Portfolio, on or before the Closing Date.

     6.3 The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Initial Class and Series Class Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Company, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Portfolio, on or before the Closing Date; and

     7.3. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to the Valuation Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     7.4. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of their investment company taxable income and all of their net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Portfolio, or the Company, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act.
Notwithstanding anything herein to the contrary, neither the Acquired Portfolio nor the Acquiring Portfolio may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     8.5. The parties shall have received the opinion of Dechert LLP addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, neither the Acquired Portfolio nor the Acquiring Portfolio may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1. The Acquired Portfolio and the Acquiring Portfolio represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. Fifty percent of the expenses relating to the Reorganization will be borne by NYLIM and the remaining 50% of the expenses will be allocated between the Acquired Portfolio and the Acquiring Portfolio in proportion to their relative net asset values. In addition, the Portfolios may incur brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1. The Acquired Portfolio and the Acquiring Portfolio agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors, on behalf of either the Acquired Portfolio or the Acquiring Portfolio, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with this Agreement inadvisable.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company, on behalf of either the Acquired Portfolio or the Acquiring Portfolio; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Corporation, pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Initial and Service Class Acquiring Portfolio Shares to be issued to the Initial and Service Class Acquired Portfolio Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Corporation at 169 Lackawanna Avenue, Parsippany, N.J. 07054,
Attn: Marguerite E.H. Morrison, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                    * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

MAINSTAY VP SERIES FUND, INC.,          MAINSTAY VP SERIES FUND, INC.,
ON BEHALF OF ITS SERIES                 ON BEHALF OF ITS SERIES

MainStay VP Income & Growth Portfolio   MainStay VP ICAP Select Equity Portfolio


By:                                     By:
    ---------------------------------       ------------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                    EXHIBIT B

              FINANCIAL HIGHLIGHTS OF ICAP SELECT EQUITY PORTFOLIO

The following financial highlights tables are intended to help you understand the ICAP Select Equity Portfolio's and the Income & Growth Portfolio's financial performance for the past five years. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's Financial Statements audited by PricewaterhouseCooopers LLP, whose report, along with the Portfolios' financial statements, are included in the Portfolios' Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   INITIAL CLASS
                                            ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                              2006         2005         2004         2003         2002
Net asset value at beginning of period      $  11.61      $ 11.23      $ 10.18      $  8.01      $ 10.46
                                            --------      -------      -------      -------      -------
Net investment income                           0.19(b)      0.15(b)      0.11         0.07(b)      0.06
Net realized and unrealized gain (loss) on
  investments                                   2.04         0.46         1.04         2.17        (2.45)
                                            --------      -------      -------      -------      -------
Total from investment operations                2.23         0.61         1.15         2.24        (2.39)
                                            --------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income                   (0.03)       (0.11)       (0.10)       (0.07)       (0.06)
  From net realized gain on investments        (0.06)       (0.12)          --           --           --
                                            --------      -------      -------      -------      -------
Total dividends and distributions              (0.09)       (0.23)       (0.10)       (0.07)       (0.06)
                                            --------      -------      -------      -------      -------
Net asset value at end of period            $  13.75      $ 11.61      $ 11.23      $ 10.18      $  8.01
                                            ========      =======      =======      =======      =======
Total investment return                        19.31%        5.44%(e)    11.37%       27.95%      (22.86%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.50%        1.35%        1.04%        0.87%        0.63%
  Net expenses                                  0.88%#       0.77%#       0.96%        0.99%        0.98%
  Expenses (before waiver/reimbursement)        0.94%#       0.91%#       0.96%        0.99%        0.98%
Portfolio turnover rate                          130%          55%          75%          73%          65%
Net assets at end of period (in 000's)      $137,191      $66,657      $71,543      $62,229      $49,975

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     5.36% and 5.14% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2006.
#    Includes fees paid indirectly which amounted to less than 0.01% and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
+    Annualized.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                     SERVICE CLASS
-------------------------------------------------------
                                             JUNE 5,
                                             2003(A)
                                             THROUGH
         YEAR ENDED DECEMBER 31,           DECEMBER 31,
     2006         2005         2004            2003
    $ 11.59      $ 11.21      $ 10.17         $ 8.97
    -------      -------      -------      ------------
       0.15(b)      0.13(b)      0.09           0.03(b)
       2.05         0.46         1.04           1.24
    -------      -------      -------      ------------
       2.20         0.59         1.13           1.27
    -------      -------      -------      ------------
      (0.02)       (0.09)       (0.09)         (0.07)
      (0.06)       (0.12)          --             --
    -------      -------      -------      ------------
      (0.08)       (0.21)       (0.09)         (0.07)
    -------      -------      -------      ------------
    $ 13.71      $ 11.59      $ 11.21         $10.17
    =======      =======      =======      ============
      19.00%        5.21%(e)    11.09%         14.13%(c)
       1.23%        1.10%        0.79%          0.62%+(d)
       1.13%#       1.02%#       1.21%          1.24%+
       1.19%#       1.16%#       1.21%          1.24%+
        130%          55%          75%            73%
    $46,349      $28,632      $22,474         $6,033

                                    EXHIBIT C

                MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Robert H. Lyon and Jerrod K. Senser, CFA, of Institutional Capital LLC (ICAP).

WERE THERE ANY SIGNIFICANT CHANGES IN THE MANAGEMENT OF MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO IN 2006?

On July 5, 2006, Institutional Capital LLC replaced The Dreyfus Corporation as subadvisor to the Portfolio. ICAP served under an interim subadvisory agreement until September 28, 2006, when shareholders approved the new subadvisory agreement. ICAP uses a team approach with a primarily large-cap, value-oriented investment style. On October 31, 2006, the Portfolio added the S&P 500(R) Index as its secondary benchmark index. Effective November 10, 2006, the name of the Portfolio was changed from MainStay VP Basic Value Portfolio to MainStay VP ICAP Select Equity Portfolio.

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP ICAP Select Equity Portfolio returned 19.31% for Initial Class shares and 19.00% for Service Class shares. Initial Class shares outperformed--and Service Class shares marginally underperformed--the 19.01% return of the average Lipper Variable Products Large-Cap Value Portfolio for the same period. Both share classes underperformed the 20.80% return of the S&P 500/Citigroup Value Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006. Both share classes outperformed the 15.79% return of the S&P 500(R) Index, the Portfolio's secondary benchmark, over the same period.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

This commentary covers the period from July 5, 2006, through December 31, 2006. Stock selection was the primary reason for the Portfolio's performance relative to the S&P 500/Citigroup Value Index* for this period and for the year. The strongest-contributing sectors to the Portfolio's performance relative to the S&P 500/Citigroup Value Index* in terms of total effect were consumer discretionary, health care and information technology.

DURING THE PERIOD ICAP SUBADVISED THE PORTFOLIO, WHICH SECTORS IN THE PORTFOLIO PROVIDED THE STRONGEST RELATIVE PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST?

The Portfolio's strongest-performing sectors relative to the S&P 500/Citigroup Value Index were the consumer discretionary, information technology and health care sectors. Stock-specific catalysts drove the performance of stocks in these sectors.

Telecommunication services, materials and energy were weak performers in relation to the primary benchmark. Merger-related issues and weaker-than-expected subscriber growth weighed heavily on Sprint Nextel and detracted from the Portfolio's telecommunication services sector return. Energy stocks trailed the broader market in the second half of the year because of declining oil prices.

DURING THE PORTION OF 2006 IN WHICH ICAP SUBADVISED THE PORTFOLIO, WHICH INDIVIDUAL HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH WERE THE WEAKEST?

The strongest individual contributors to the Portfolio's absolute performance included McDonald's, InterContinental Hotels Group and ExxonMobil. The weakest contributors were Norfolk Southern, Halliburton and Sprint Nextel.



The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or they may even go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The securities purchased in IPOs can be very volatile, and the effect on the Portfolio's performance depends on a variety of factors. The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Not all investment divisions are available under all policies.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE PORTION OF THE REPORTING PERIOD ICAP SUBADVISED THE PORTFOLIO?

In the portion of 2006 during which ICAP subadvised the Portfolio, we initiated a new position in Hess, a global integrated oil company. Hess trades at a discount to its peers because of poor historical operating performance and a strategy driven by offshore exploration. We believed that the stock's discount might close as Hess continued to fix its operating problems. We also established a new position in Imperial Chemical Industries, a U.K.-based specialty chemical company. The company substantially improved profitability and pared down noncore businesses to realize shareholder value. Divestitures have strengthened the company's balance sheet, and further asset restructuring is possible.

Significant sales included Abbott Laboratories, which reached its target price, and Aon, which showed slower-than-expected margin improvement.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE PORTION OF 2006 IN WHICH ICAP MANAGED THE PORTFOLIO?

Under our watch, the Portfolio decreased its weighting in the telecommunication services sector and increased its weighting in the health care sector.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2006?

As of December 31, 2006, the Portfolio was underweight relative to the S&P 500/Citigroup Value Index* in the financials sector and overweight in the energy sector.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                     PART B

                          MAINSTAY VP SERIES FUND, INC.

                    MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                              ______________, 2007

                                   ----------

Acquisition of the Assets and           By and in Exchange for Shares of
Liabilities of MainStay VP Income &     MainStay VP ICAP Select Equity Portfolio
Growth Portfolio ("Income & Growth      ("ICAP Select Equity Portfolio" or
Portfolio" or "Acquired Portfolio")     "Acquiring Portfolio")
(a series of MainStay VP Series Fund,   (a series of MainStay VP Series Fund,
Inc.)                                   Inc.)
51 Madison Avenue                       51 Madison Avenue
New York, New York 10010                New York, New York 10010

     This Statement of Additional Information is available to the shareholders of the Income & Growth Portfolio (the "Acquired Portfolio" and together with the "Acquiring Portfolio," the "Portfolios") in connection with proposed transactions whereby all of the assets and liabilities of the Income & Growth Portfolio will be transferred to the ICAP Select Equity Portfolio in exchange for shares of the ICAP Select Equity Portfolio.

     This Statement of Additional Information of the Acquiring Portfolio consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

     1. The Statement of Additional Information for the Acquired Portfolio and the Acquiring Portfolio dated May 1, 2007, as filed on April 5, 2007. (Accession Number [ ]);

     2. The Financial Statements of the Portfolios as included in MainStay VP Series Fund, Inc.'s Annual Report for the year ended December 31, 2006, as filed on March 9, 2007 (Accession Number
          0000950123-07-003523).

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated [February 12, 2007], relating to the reorganization of the Acquired Portfolio may be obtained, without charge, by contacting New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 1-800-598-2019. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                      To be filed in the definitive filing.

                          MAINSTAY VP SERIES FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 15. INDEMNIFICATION

A. Maryland Law and By-Laws.

     Our charter requires us to indemnify our current and former directors and officers to the maximum extent permitted by the Maryland General Corporation Law (the "MGCL"). Our Bylaws require us to indemnify or advance expenses to our directors and officers to the extent permitted or required by the MGCL, provided that indemnification or advance of expenses to any person other than a director must be specifically approved by resolution of the Board of Directors.

     MGCL requires us to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service as a director or officer. MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

     1. the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

     2. the director or officer actually received an improper personal benefit in money, property or services; or

     3. in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

     A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification or an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

     In addition, MGCL permits us to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

     Notwithstanding MGCL, the Investment Company Act of 1940 does not allow the protection of any director or officer against liability to us or our security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

     In addition, each Director has entered into a written agreement with the Fund pursuant to which the Fund is contractually obligated to indemnify the Director to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Fund.

     B.   Insurance.

     New York Life Insurance Company maintains Directors and Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries certain affiliates including MainStay VP Series Fund, Inc. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

     C.   Securities and Exchange Commission Position.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS

(1)  a. Articles of Incorporation of Registrant (1)

     b. Articles Supplementary (1)

     c. Articles of Amendment (1)

     d. Articles Supplementary (2)

     e. Articles of Amendment (3)

     f. Articles Supplementary (3)

     g. Articles Supplementary (6)

     h. Articles of Amendment (6)

     i. Articles Supplementary (7)

     j. Articles of Amendment (9)

(2)  Amended and Restated By-Laws of Registrant (9)

(3)  Not Applicable.

(4) Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to this Proxy Statement/Prospectus)

(5) See the Articles of Incorporation, as amended and supplemented from time to time (Exhibit 1, above), and the Amended and Restated By-Laws (Exhibit 2, above)

(6)  Investment Advisory Contracts

     a. Form of Investment Advisory Agreement with New York Life Insurance Company ("New York Life") with respect to the Income & Growth (formerly American Century Income & Growth Portfolio) and ICAP Select Equity Portfolio (formerly Basic Value Portfolio, formerly Dreyfus Large Company Value Portfolio) (1)

     b. Form of Substitution Agreement substituting NYLIM for MacKay Shields LLC on Exhibit (d)(1) (4)

     c. Form of Sub-Advisory Agreement between New York Life and American Century Investment Management, Inc. on behalf of the Income & Growth Portfolio (5)

     d. Form of Substitution Agreement substituting NYLIM for New York Life on Exhibit (d)(6) (4)

     e. Form of Sub-Advisory Agreement between New York Life and Institutional Capital LLC on behalf of the ICAP Select Equity Portfolio (filed herewith)

(7)  Distribution Agreements

     a.   Amended and Restated Distribution and Service Agreement (8)

     b.   Amended and Restated Distribution and Service Plan (8)

(8)  Not Applicable.

(9)  Custodian Agreements

     a.   Master Custodian Agreement with Investors Bank & Trust Company (8)

     b.   Master Delegation Agreement (8)

(10) 12b-1 Plan Services Agreement (8)

(11) Opinion and consent of (Venable LLP) regarding legality of issuance of shares and other matters. (to be filed by amendment)

(12) Form of opinion of Dechert LLP regarding tax matters. (to be filed by amendment)

(13) Not Applicable.

(14) Consent of Independent Auditors (to be filed by amendment)

(15) Not Applicable.

(16) Powers of Attorney.

     a.   Jill Feinberg (filed herewith)

     b.   Daniel Herrick (filed herewith)

     c.   Richard Nolan (filed herewith)

     d.   Robert Rock (filed herewith)

     e.   Raymond Stickel (filed herewith)

     f.   Roman Weil (filed herewith)

     g.   John Weisser (filed herewith)

     h.   Brian Murdock (filed herewith)

     i.   Stephen P. Fisher (filed herewith)

NOTES:

(1) Filed in Registrant's Post-Effective Amendment No. 28 (2-86082) filed on April 14, 2000 and incorporated by reference herein.

(2) Filed in Registrant's Post-Effective Amendment No. 31 (2-86082) filed on May 16, 2001 and incorporated by reference herein.

(3) Filed in Registrant's Post-Effective Amendment No. 37 (2-86082) filed on May 13, 2003 and incorporated by reference herein.

(4) Filed in Registrant's Post-Effective Amendment No. 30 (2-86082) filed on April 13, 2001 and incorporated by reference herein.

(5) Filed in Registrant's Post-Effective Amendment No. 24 (2-86082) filed on February 13, 1998 and incorporated by reference herein.

(6) Filed in Registrant's Post-Effective Amendment No. 41 (2-86082) filed on April 5, 2005 and incorporated herein by reference.

(7) Filed in Registrant's Post-Effective Amendment No. 44 (2-86082) filed on December 21, 2005 and incorporated herein by reference.

(8) Filed in Registrant's Post-Effective Amendment No. 46 (2-86082) filed on April 7, 2006 and incorporated hereby by reference.

(9) Filed in Registrant's Form N-SAR-B (811-03833) filed on March 1, 2007 and incorporated herein by reference.

Item 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Parsippany and State of New Jersey, on the 22nd day of March, 2007.

                                        MainStay VP Series Fund, Inc.
                                        (Registrant)


                                        By: /s/ Marguerite E. H. Morrison
                                            ------------------------------------
                                            MARGUERITE E. H. MORRISON
                                            SECRETARY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.



/s/ Brian A. Murdock        Chairman of the Board              March 22, 2007
-------------------------   (Chief Executive Officer)
BRIAN A. MURDOCK*


/s/ Stephen Fisher          President                          March 22, 2007
-------------------------
STEPHEN FISHER*


/s/ Jill Feinberg           Director                           March 22, 2007
-------------------------
JILL FEINBERG*


/s/ Daniel Herrick          Director                           March 22, 2007
-------------------------
DANIEL HERRICK*


/s/ Richard H. Nolan, Jr.   Director                           March 22, 2007
-------------------------
RICHARD H. NOLAN JR. *


/s/ Robert D. Rock          Vice President and Director        March 22, 2007
-------------------------
ROBERT D. ROCK*


/s/ Raymond Stickel, Jr.    Director                           March 22, 2007
-------------------------
RAYMOND STICKEL, JR.*


/s/ Roman L. Weil           Director                           March 22, 2007
-------------------------
ROMAN L. WEIL*


/s/ John A. Weisser, Jr.    Director                           March 22, 2007
-------------------------
JOHN A. WEISSER, JR.*


/s/ Arphiela Arizmendi      Treasurer and Principal            March 22, 2007
-------------------------   Financial and Accounting Officer
ARPHIELA ARIZMENDI

* Signatures affixed by Marguerite E.H. Morrison pursuant to Powers of Attorney dated March 6, 2007, filed herewith.

1.   INDEX OF EXHIBITS

(6) Subadvisory Agreement between NYLIM and Institutional Capital LLC on behalf of the ICAP Select Equity Portfolio (formerly, Basic Value Portfolio)

(16) Powers of Attorney

EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP MINIMIZE EXPENSES.

IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS;

     1.   READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

     2.   CALL TOLL-FREE 1-866-235-4258, OR GO TO WEBSITE
          HTTPS://VOTE.PROXY-DIRECT.COM;

     3.   FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

     4.   DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

PLEASE DETACH AT PERFORATION BEFORE MAILING.

                                      PROXY

                          MAINSTAY VP SERIES FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                  OF THE MAINSTAY VP INCOME & GROWTH PORTFOLIO

                           TO BE HELD ON JULY 11, 2007

The undersigned contract owner of the MainStay VP Income & Growth Portfolio, (the "Income & Growth Portfolio"), a series of MainStay VP Series Fund, Inc. (the "Fund"), hereby constitutes and appoints Marguerite E.H. Morrison, Jeffrey
A. Engelsman and Barry E. Simmons, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Portfolio held in his or her name on the books of the Acquired Portfolio and which he or she is entitled to vote at the Special Meeting of Shareholders of the Acquired Portfolio, to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on July 11, 2007, beginning at 2:00 p.m. Eastern Time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof. The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement/Prospectus dated [_____________, 2007]. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

VOTE VIA THE TELEPHONE: __________________

VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, and if a partnership, please sign in full partnership name by authorized person.


-------------------------------------   ----------------------------------------
Signature                               Date


-------------------------------------
Signature (if held jointly)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

     Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSAL. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE CONTRACT OWNER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposals. If specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

PROPOSAL 1:                                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
-----------                                  -------   -----------   -----------
To approve an Agreement and Plan of
Reorganization providing for (i) the
acquisition of all of the assets and the
assumption of all of the liabilities of
the Income & Growth Portfolio by the
MainStay VP ICAP Select Equity Portfolio
(the "ICAP Select Equity Portfolio" or the
"Acquiring Portfolio") (formerly, the
MainStay VP Basic Value Portfolio), in
exchange for shares of the ICAP Select
Equity Portfolio to be distributed to the
shareholders of the Income & Growth
Portfolio by the ICAP Select Equity
Portfolio; and (ii) the subsequent
termination of the Income & Growth
Portfolio;

Your proxy is important whether or not you plan to attend the Special Meeting in person.

You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.